UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2014 (September 30, 2014)

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, the board of directors of Monogram Residential Trust, Inc. (which may be referred to herein as the “Company,” “Registrant,” “we,” “our” or “us”) adopted the Company’s Sixth Amended and Restated Bylaws. The amendments effect the following changes:

Opting Out of the Maryland Business Combination Act. On September 30, 2014, the board adopted a resolution that, following the listing of the Company’s shares of common stock on a national securities exchange (a “Listing”), the Company would opt out of what is commonly referred to as the “Maryland Business Combination Act” of the Maryland General Corporate Law (the “MGCL”). The amended bylaws provide that, following a listing, this resolution may only be revoked, altered or amended, and the board may only adopt any resolution inconsistent with such resolution (including an amendment to that bylaw provision), with the affirmative vote of a majority of the votes cast on the matter by holders of outstanding shares of the Company’s common stock. As a result of this resolution, following a listing, the Maryland Business Combination Act will not limit the ability of beneficial owners of 10% or more of the voting power of the Company’s stock to pursue a business combination with the Company.

Limitations on Ability to Adopt a Stockholder Rights Plan. The amended bylaws contain a provision preventing the board from adopting a stockholder rights plan without the prior approval of the stockholders unless such plan provides that it will expire within one year of adoption unless ratified by the stockholders before the plan expires. The amended bylaws further prevent the board from amending this limitation without stockholder approval. A stockholder rights plan, also known as a poison pill, is a plan providing for the distribution of rights to stockholders that may be exercised under certain conditions designed to assist the board of directors in connection with unsolicited takeover proposals or significant share accumulations.  Notwithstanding the foregoing, the provision described in this paragraph will have no effect until a Listing.

Advance Notice Requirements for Annual Meetings of Stockholders. The amended bylaws revise the procedures required for a stockholder to nominate directors or propose other matters to be considered at an annual meeting. The new or revised procedures are summarized below:

Notice of the stockholder’s nomination or any other proposal for consideration must be delivered to the Company’s secretary no earlier than 150 days and no later than 120 days before the first anniversary of the date of the preceding year’s proxy statement. If there is a delay or advancement of the annual meeting by more than 30 days compared to the prior year, the notice deadline is no earlier than 150 days and no later than the later of 120 days before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. (Under the prior bylaws, if the date of the annual meeting was delayed or advanced by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the notice deadline was no earlier than 120 days and no later than 90 days before the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting was first made).

The prior bylaws required the notice to include certain information about the nominee, the stockholder making the request, and any person acting in concert with the stockholder making the request, any beneficial owner of shares of stock of the Company owned (of record or beneficially) by such stockholder, and any person that (directly or indirectly) controls, is controlled by or is under common control with such stockholder (each a “Stockholder Associated Person”).

The amended bylaws expand upon the information that must be included in the notice about the requesting stockholder, the proposed nominee and any Stockholder Associated Person, by requiring, among other things, the following: (1) the class, series and number of shares of Company securities owned and the date they were acquired; (2) any derivative, swap or other transaction or series of transactions which give the holder economic risk similar to ownership of shares of Company securities; (3) any arrangement under which the holder has a right to vote any shares of Company securities; (4) any short interest in any Company securities; (5) any rights to dividends on shares of Company securities that are separated from the underlying shares of the Company; (6) any proportionate interest in shares of the Company or synthetic equity interests held by a general or limited partnership in which the stockholder, proposed nominee or Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner; (7) any performance-related fees to which such person is entitled based on any change in the value of the Company’s securities, including any interests held by members of such person’s immediate family sharing the same household; (8) any other substantial interest of the stockholder, proposed nominee or Stockholder Associated Person in the Company or any of its affiliates other than an interest arising from ownership of Company securities with benefits shared on a pro rata basis by all other holders of the same class or series; (9) any information relating to such stockholder, proposed nominee or Stockholder Associated Person that would be required to be disclosed in a proxy statement under federal securities laws; (10) the investment strategy or objective of the stockholder or any Stockholder Associated Person who is not an individual, and a copy of the prospectus or similar document given to potential investors in such stockholder or Stockholder Associated Person; (11) the name and address of any person who contacted or was contacted by the stockholder or any Stockholder Associated Person about the proposed nominee or other business prior to the date of the notice; and (12) the name and address of any other stockholder supporting the nominee for election or reelection or supporting the proposal of other business (to the extent known by the stockholder giving notice).

With respect to any stockholder-proposed nominee for election at an annual meeting, the notice of the nomination must be accompanied by a certificate from the proposed nominee regarding the nominee’s willingness to serve and must attach a completed nominee questionnaire including all of the information that would be required to be disclosed in a proxy statement relating to an election of directors under the federal securities laws.

If information included in a director nomination or proposal of other business at an annual meeting is inaccurate it may be deemed not to have been provided. The stockholder making the nomination or proposal must notify the Company of any inaccuracy or change in the information provided in the notice within two business days of becoming aware of it, and promptly update and supplement the inaccurate information so that it is correct as of the record date for the meeting and as of 10 business days prior to the meeting. The stockholder must also respond within five business days if the secretary or board of directors request that the stockholder provide verification or updates of information provided in the notice, or any additional information that may be reasonably required.

The amended bylaws specify that compliance with the above procedures is the only way for a stockholder to make a nomination or submit a proposal for consideration at an annual meeting (unless the Company is required to consider the stockholder’s proposal pursuant to Securities and Exchange Commission rules).

Advance Notice Requirements for Director Nominations at a Special Meeting. The amended bylaws clarify that the procedure laid out in the bylaws for a stockholder to call a special meeting is the exclusive means by which a stockholder may propose business to be brought before a special meeting of stockholders. Furthermore, a notice of a nomination at a special meeting must include all of the information described above that is required of the nominating stockholder, the proposed nominee and any Stockholder Associated Person with respect to nominations at an annual meeting.

Committees. The amended bylaws provide that the board may appoint from among its members an executive committee, an audit committee, a compensation committee, a nominating and corporate governance committee and other committees. The amended bylaws also remove the requirement that a committee be designated by a resolution adopted by a majority of the entire board. The amended bylaws clarify the powers that the board may delegate to committees by stating that the board may delegate to committees any of the powers of the board except as prohibited by law.

Officers. The amended bylaws remove the requirement that the board of directors elect the officers at the first meeting of the board held after each annual meeting of the stockholders. The amended bylaws also provide that any officer or agent of the Company may be removed with or without cause by the board of directors. (The prior bylaws were silent on the issue of cause.) Moreover, the amended bylaws provide that any officer, other than an executive officer subordinate to the chief executive officer or the president may be removed by either the chief executive officer or the president with or without cause. The amended bylaws revise the descriptions of Company’s officers to make them more standardized, and to make the following revisions:

•                  Chief Executive Officer — The amended bylaws provide that the board may designate a chief executive officer and in the absence of such designation, the president will be the chief executive officer of the Company. Instead of listing specific responsibilities of the chief executive officer as included in the prior bylaws, the amended bylaws indicate that he or she shall have general responsibility for implementation of the policies of the Company, as determined by the board, and for the management of the business and affairs of the Company.

•                  President — The amended bylaws provide that in the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Company. In the absence of a designation of a chief operating officer by the board of directors, the president shall be the chief operating officer.

•                  Chief Operating Officer and Chief Financial Officer — The amended bylaws simplify the descriptions of these positions by indicating that the board may designate a chief operating officer and/or chief financial officer, and that such officers shall have the responsibilities and duties as set forth by the board and the chief executive officer.

•                  Secretary — The amended bylaws specify that the secretary may sign with the president, in the name of the Company, all contracts of the Corporation and affix the seal of the Company thereto. The prior bylaws were silent on this power.

•                  Assistant Secretaries and Assistant Treasurers — The amended bylaws simplify the descriptions of these positions by stating that the assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the board. Under the prior bylaws assistant secretaries and assistant treasurers performed the duties assigned to them by the board or the president.

Other Enhancements. The amended bylaws, among other things:

•                  clarify that the annual meeting of stockholders shall be called at such time as the board of directors may determine and remove the requirement that the annual meeting not be held less than 30 days after delivery of the annual report to stockholders;

•                  give the chief executive officer the power to call a special meeting of the stockholders or a special meeting of the board of directors;

•                  clarify the procedures for director resignations, including that any director of the Company may resign at any time and that acceptance of a resignation is not necessary to make it effective;

•                  add the chief executive officer and the president to the officers who shall act as chairman of a meeting of the board of directors if the chairman of the board is not available;

•                  remove from the bylaws a presumption that any director who is present at any meeting of the board of directors at which action on a matter is taken has assented unless his or her dissent is entered in the minutes of the meeting or he or she forwards his or her dissent through another specified means;

•                  revise the provision regarding reliance on others to provide that each director, officer, employee and agent of the Company may rely on any information, opinion, report or statement prepared or presented by an officer or employee of the Company whom the director, officer, employee or agent reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director, officer, employee or agent reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the board on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence;

•                  revise provisions regarding stock certificates to reflect that the Company’s outstanding shares are uncertificated;

•                  establish requirements that must be met for the Company to issue new certificates in place of any certificates for shares previously issued that have been lost, destroyed or stolen; and

•                  clarify that for the purposes of closing the transfer of books or fixing a record date, the Company shall use 5:00 p.m. Eastern Time as the cut off. The previous bylaws did not specify a time and instead used the close of business on the appointed day.

Amendment of Bylaws. The prior bylaws indicated that the board of directors had the exclusive power to adopt, alter or repeal any provisions of the bylaws. The amended bylaws provide that, following a Listing, the sections of the bylaws opting out of the Maryland Control Share Act and the Maryland Business Combination Act, and limiting the Company’s ability to adopt a stockholder right plan, may not be altered, amended or repealed except by the affirmative vote of a majority of the votes cast on the matter by the holders of the issued and outstanding shares of common stock of the Company.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Sixth Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

In addition, a marked copy of the Sixth Amended and Restated Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Sixth Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 7.01                                           Regulation FD Disclosure.

The Company’s board of directors has historically authorized regular distributions to common stockholders by approving daily amounts to be paid to stockholders of record on each day during a quarter.  However, starting with the fourth quarter of 2014, we now expect the board of directors will authorize regular distributions to be paid to stockholders of record with respect to a single record date each quarter.  The board of directors and management are currently evaluating the appropriate record date, payment date, and amount of the next distribution to stockholders, which may not be consistent with the timing and amounts of distributions paid with respect to prior quarters.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

This report contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. including, the timing or prospects for future distributions, that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this document, including risks with regard to the timing and amounts, if any, of future distributions. Such factors also include those described in the Risk Factors section of Monogram Residential Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent Quarterly Reports on Form 10-Q. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws
3.2	Sixth Amended and Restated Bylaws (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC. (Registrant)

October 2, 2014	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws
3.2	Sixth Amended and Restated Bylaws (marked)